United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 25, 2022

Communications Systems, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address of Principal Executive Offices)	(Zip Code)

(952) 996-1674

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	JCS	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to Vote of Security Holders

Communications Systems, Inc. ("CSI" or the "Company") held a reconvened special meeting of shareholders on March 25, 2022, continuing a meeting that had been adjourned on March 16 and March 23, 2022. The sole proposal considered at the reconvened special meeting was Proposal #1, the Pineapple Merger Proposal, as described in the Company's proxy statement/prospectus dated February 3, 2022.

The following describes the sole proposal considered by the Company's shareholders at the Special Meeting and the final results of the votes cast on that proposal.

Proposal No. 1; Pineapple Merger Proposal.

To approve the Agreement and Plan of Merger dated as of March 1, 2021, as amended (the ''merger agreement'') by and among Communications Systems, Inc., Helios Merger Co., a wholly owned subsidiary of CSI (''Merger Sub''), Pineapple Energy LLC (''Pineapple''), Lake Street Solar LLC, as the Pineapple Members' Representative (the ''Members' Representative''), and Randall D. Sampson, as the CSI Shareholders' Representative (the ''Shareholders' Representative'') pursuant to which Merger Sub will merge with and into Pineapple with Pineapple surviving the merger as a wholly owned subsidiary of CSI (The "Pineapple Merger Proposal").

For	Withhold	Abstain

6,586,849	1,352,768	6,655

As a result, the Pineapple Merger Proposal was approved.

Item 8.01.	Other Events.

On March 25, 2022, the Company issued a press release announcing that the Company's shareholders had approved the Pineapple Merger Proposal and CSI expected the merger transaction with Pineapple to close on Monday, March 28, 2022. Assuming that closing date:

•	CSI shareholders as of the close of business on Friday, March 25, 2022, will receive one contractual non-transferable Contingent Value Right (CVR) per share of CSI common stock held, which will entitle the CVR holder to a portion of the proceeds of dispositions of CSI's pre-merger assets after the effective time of the merger;

•	CSI will change its corporate name to "Pineapple Holdings, Inc." on the closing date; and

•	Pineapple Holdings, Inc. common stock will begin to trade on the Nasdaq Capital Market under the new symbol "PEGY" as of the opening of the stock market on Tuesday, March 29, 2022.

A copy of that press release is attached as Exhibit 99.1.

Section 9.01.	Financial Statements and Exhibits.

99.1	Communications Systems, Inc. press release dated March 25, 2022

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMMUNICATIONS SYSTEMS, INC.

	By:	/s/ Mark D. Fandrich
Mark D. Fandrich, Chief Financial Officer

Date: March 25, 2022

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